WAIVER AND SIXTH AMENDMENT

THIS WAIVER AND SIXTH AMENDMENT, dated as of January 14, 2010 (this "Waiver and Amendment") is to the Amended and Restated Security Agreement dated as of August 15, 2008 (as the same has been amended, amended and restated, modified or otherwise supplemented from time to time, the "Security Agreement"), by and among NexCen Holding Corporation, a Delaware corporation (the "Issuer"), the Subsidiary Borrowers from time to time party thereto (each, a "Co-Issuer" and collectively, the "Co-Issuers" and together with the Issuer, the "Issuers"), NexCen Brands, Inc., a Delaware corporation and BTMU Capital Corporation, a Delaware corporation (the "Agent").

RECITALS

WHEREAS, the parties hereto desire to grant a limited waiver to the Manager Termination Event described in Section 7.1(m)(i) of each Management Agreement to the extent set forth herein and the parties hereto desire to amend the Security Agreement as set forth herein;

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1 Defined Terms.

Capitalized terms used but not defined or modified in this Waiver and Amendment shall have the respective meanings assigned to them in (or by reference in) the Standard Definitions attached as Annex A to the Security Agreement (including as amended by this Waiver and Amendment). References to Persons herein shall be deemed to include their permitted successors and assigns. Additionally, and for the avoidance of doubt, all references to "NexCen Brands" and covenants, agreements and Events of Default by NexCen Brands in the Documents shall be deemed to refer to and shall bind any entity, including any other Affiliate thereof, into which NexCen Brands shall merge, or consolidate, or to which NexCen Brands shall contribute, sell, or otherwise transfer any material portion of its assets or liabilities.

Section 2 Amendments to the Security Agreement

The Security Agreement is hereby amended as follows:

(a) Section 3.10 of the Security Agreement shall be amended by (i) replacing the text "December 31, 2009" where it appears therein with the text "February 28, 2010" and (ii) replacing the text "December 31, 2024" where it appears therein with the text "February 28, 2025".

(b) Section 12.10 of the Security Agreement shall be amended by adding the following as a new clause (pp) thereto:

"(pp) The Issuer, each Co-Issuer and NexCen Brands shall cause the applicable Manager to use the proceeds of any Additional Operating Expense Prepayment solely to make payments (or to be held as working capital for the future making of payments) (i) of Operating Expenses or (ii) to non-Affiliate third-parties for documented operating expenses reasonably incurred in the ordinary course of business, including such operating expenses not otherwise reimbursable as Operating Expenses under the Transaction Documents, in each case, all as specified in reasonable detail in each applicable Manager Report."

(c) Section 14.1(b) of the Security Agreement shall be amended and restated in its entirety as follows:

"(b) Wilmington Trust Company shall, and the Issuer shall cause Wilmington Trust Company to, pursuant to the Manager Report (or if one is not timely provided, at the direction of the Agent), withdraw funds from the Held Collections Account, and pay the following amounts from such funds to the following Persons in the following order of priority, in all cases to the extent of cash in the Held Collections Account:

(i) On each Payment Date, so long as the applicable Manager has not been replaced after the occurrence of a Manager Termination Event, to the Manager to the extent there is insufficient Distributable Cash in accordance with clause (a) above to pay the Subordinate Manager Fee for the related Collection Period in full (all remaining amounts shall be held in the Held Collections Account);

(ii) On the February 2010 Quarterly Payment Date (or such earlier date as consented to in writing by the Agent), so long as no Default, Event of Default or Manager Termination Event has occurred or will occur as a result of the release of funds pursuant to this clause (ii) and so long as an Additional Operating Expense Prepayment Event has occurred, to the Manager an Additional Operating Expense Payment in an amount equal to the lesser of (A) the amount of cash in the Held Collections Account and (B) $500,000; provided, however, the maximum amount of Manager Fees permitted to be paid in calendar year 2010 shall be reduced in the amount of any Additional Operating Expense Prepayment made pursuant to this clause (ii); and

(iii) On each Quarterly Payment Date, Wilmington Trust Company shall, and the Issuer shall cause Wilmington Trust Company to, pursuant to the Manager Report (or if one is not timely provided, at the direction of the Agent), withdraw funds from the Held

Collections Account, and pay the following amounts from such funds to the following Persons in the following order of priority, in all cases to the extent of cash in the Held Collections Account on such Quarterly Payment Date:

(A) to the Agent for pro rata distribution to the Noteholders of the Brand Notes the amount necessary to reduce (in inverse order of maturity) the Note Principal Balance thereof to zero;

(B) the remaining cash after giving effect to the distributions above, to the Agent for pro rata distribution to the Noteholders of the Class B Franchise Notes, the amount necessary to reduce (in inverse order of maturity) the Note Principal Balance thereof to zero;

(C) the remaining cash after giving effect to the distributions above, to Agent for pro rata distribution to the Noteholders of the Class A Franchise Notes, the amount necessary to reduce (in inverse order of maturity) the Note Principal Balance thereof to zero

(D) to the Agent for pro rata distribution to the Noteholders of the Deficiency Notes, the amount necessary to reduce (in inverse order of maturity) the Note Principal Balance thereof to zero; and

(E) any remaining cash after giving effect to the distributions above, to the Issuer Collection Account, for distribution on the next Payment Date pursuant to the priority of payments set forth in Sections 14.1(a) and 14.1(e), as applicable."

(d) The following definitions shall be added to Appendix A in the appropriate alphabetical order:

"Additional Operating Expense Prepayment": Shall mean a release of funds from the Held Collections Account to the Manager, pursuant to and in accordance with the provisions of Section 14.1(b)(ii) of the Security Agreement, in a maximum amount of $500,000, to be used solely to make payments (or to be held as working capital for the future making of payments) (i) of Operating Expenses of the Manager or (ii) to non-Affiliate third-parties for documented operating expenses reasonably incurred in the ordinary course of business, including such operating expenses that are not otherwise reimbursable as Operating Expenses under the Transaction Documents.

"Additional Operating Expense Prepayment Event": Shall occur on the February 2010 Payment Date (or such earlier date as consented to in writing by the Agent) only if, on or prior to such Payment Date, (i) the Unrestricted Cash Balance is less than $1,000,000 and (ii) the Agent shall have received a final budget of the Issuer and the Co-Issuers, as approved by a Responsible Officer of NexCen Brands, for the fiscal year ending December 31, 2010.

"Unrestricted Cash Balance": At any time, the "unrestricted cash balance" as set forth on the weekly cash flow report most recently delivered to the Agent pursuant to Section 12.10(q) of the Security Agreement.

(e) The definition of "Manager Fee" shall be amended and restated in its entirety to read as follows:

"Manager Fee": With respect to any Manager (other than, for the avoidance of doubt, any Back-up Manager) and (i) the Brand Notes, a fee equal to the Operating Expenses for the respective Collection Period with respect to the management of the Brand Subsidiary Borrower under the related Management Agreement; provided, that such amount in the aggregate shall not exceed $20,000 and (ii) the Franchise Notes, a fee equal to the Operating Expenses for the respective Collection Period with respect to the management of the related Franchise Subsidiary Borrower under the related Management Agreement; provided, that such amount in the aggregate shall not exceed (a) in the calendar year 2008, the higher of (1) $40,000,000, inclusive of any amounts paid under Section 3.1.1 of the GAC Security Agreement Supplement in the aggregate and (2) 40% of all Collection Period Revenues, related to the Franchise Subsidiary Borrowers in such calendar year if such revenues exceed $110,000,000 in such calendar year; (b) in the calendar year 2009, the higher of (1) $24,500,000 if the aggregate of all Collection Period Revenues related to the Franchise Subsidiary Borrowers, calculated on a six-month rolling basis, is equal to or greater than (A) $20,000,000 determined as of the last day of each of the calendar months from June 2009 through September 2009 for the preceding six months and (B) $19,000,000 determined as of the last day of each of the calendar months from October 2009 through December 2009 for the preceding six months, otherwise $22,000,000, and (2) 40% of all Collection Period Revenues, related to the Franchise Subsidiary Borrowers in such calendar year if such revenues exceed $70,000,000 in such calendar year; (c) in the calendar year 2010, (i) the higher of (1) $23,000,000 and (2) 40% of all Collection Period Revenues related to the Franchise Subsidiary Borrowers in such calendar year if such revenues exceed $70,000,000 in such calendar year, less (ii) the aggregate amount of any Additional Operating Expenses Prepayment (if any) made pursuant to Section 14.1(b)(ii) of the Security Agreement, (d) in the calendar year 2011, the higher of (1) $23,000,000 and (2) 40% of all Collection Period Revenues related to the Franchise Subsidiary Borrowers in such calendar year if such revenues exceed $72,000,000 in such calendar year, (e) in the calendar year 2012, the higher of (1) $24,000,000 and (2) 40% of all Collection Period Revenues related to the Franchise Subsidiary Borrowers in such calendar year if such revenues exceed $74,000,000 in such calendar year and (f) in calendar year 2013, the higher of (1) $25,000,000 and (2) 40% of all Collection Period Revenues, related to the Franchise

Subsidiary Borrowers in such calendar year if such revenues exceed $75,000,000 in such calendar year. For the avoidance of doubt, the amounts in (b), (c), (d), (e) and (f) above are exclusive of any amounts paid under Section 3.1.1 of each Security Agreement Supplement in the aggregate.

(f) The definition of "Quarterly Payment Date" shall be amended and restated in its entirety to read as follows:

"Quarterly Payment Date": Shall mean the 17th day of January, April, July and October of each calendar year (provided, that is any such date is not a Business Day, the Quarterly Payment Date shall be the next ensuing Business Day); provided, however, that the Quarterly Payment Date scheduled to occur in January 2010 shall not occur until February 2010.

Section 3 Waiver

Subject to the terms and conditions hereof, the Issuer, each Co-Issuer, each Manager and NexCen Brands hereby request, and the Agent and the Noteholders hereby agree, as of the date hereof, to waive (a) the failure of NexCen Brands to grant the Class B Franchise Note Warrants to the Noteholders of the Class B Franchise Note on December 31, 2009 as required pursuant to Section 3.10 of the Security Agreement and the Event of Default under Section 6.1(5) of the Security Agreement solely to the extent directly caused by the failure to grant such Class B Franchise Note Warrants on such date, (b) the occurrence of the Manager Termination Event described in Section 7.1(m)(i) of each Management Agreement (as reported on January 11, 2010), (c) any Event of Default solely to the extent directly caused by the occurrence of the Manager Termination Event set forth in clause (b) above and (d) any Default or Event of Default solely to the extent directly caused by the failure of the Issuer, each Co-Issuer, each Manager and NexCen Brands to provide written notice of the Manager Termination Event and Events of Default set forth in clauses (a), (b) and (c) above (collectively, the "Known Defaults"). This Waiver and Amendment shall be strictly limited to its terms. Consistent with the foregoing, nothing contained herein shall be deemed to be a waiver or abandonment of (i) any other event, Manager Termination Event or Default (whether presently or subsequently existing), or (ii) any rights, powers and/or remedies presently or subsequently available to the Agent or the Noteholder against any NexCen Entity (including any of its property) and/or any other Person or entity (including any of such Person's or entity's property) under any of the Transaction Documents, applicable law or otherwise, relating to any matter other than solely with respect to the Known Defaults to the extent described herein, each of which rights, powers or remedies is hereby specifically and expressly reserved.

Section 4 Representations and Warranties

The Issuer, each Co-Issuer, each Manager and NexCen Brands each represent that as of the date hereof, after giving effect to this Waiver and Amendment (i) each of the representations and warranties made in the Security Agreement and each other

Transaction Document is complete, true and correct and (except to the extent such representations and warranties expressly relate to an earlier date) (ii) no Default, Event of Default or Manager Termination Event has occurred or will occur as a result of the transactions described in this Waiver and Amendment.

Section 5 References in all Documents.

To the extent any Transaction Document contains a provision that conflicts with the intent of this Waiver and Amendment, the parties hereby agree that the provisions herein shall govern. After the effectiveness of this Waiver and Amendment in accordance with its terms, all references to the Security Agreement in the Security Agreement and each Transaction Document shall be deemed to refer to the Security Agreement as amended hereby.

Section 6 Counterparts.

This Waiver and Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 7 Governing Law.

THIS WAIVER AND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

Section 8 Severability of Provisions.

Any provisions of this Waiver and Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

Section 9 Continuing Effect.

Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved. This Waiver and Amendment shall not effect a novation of the obligations of the parties to the Documents, but instead shall be merely an amendment of the terms governing such obligations.

Section 10 Successors and Assigns.

This Waiver and Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns, except that neither NexCen Brands, the Issuer nor any Co-Issuer may assign or transfer any of their respective rights or obligations under this Waiver and Amendment except as provided herein and in the Security Agreement without the prior written consent of the Agent.

[Signature pages to Follow]

IN WITNESS WHEREOF, the parties below have caused this Waiver and Amendment to be duly executed by their respective duly authorized officers.

BTMU CAPITAL CORPORATION, as Agent

By: ______________________
Name: Katherine M. McCabe
Title: Executive Vice President

BTMU CAPITAL CORPORATION, as Noteholder

By: ______________________
Name: Katherine M. McCabe
Title: Executive Vice President

NEXCEN HOLDING CORPORATION, as Issuer

By: ______________________________
Name: Sue Nam
Title: Secretary

NEXCEN BRANDS, INC.

By: ______________________________
Name: Sue Nam
Title: General Counsel, Secretary

ATHLETE'S FOOT BRANDS, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

BILL BLASS JEANS, LLC

By: Nexcen Holding Corporation
Its: Managing Member

By: ______________________________
Name: Sue Nam
Title: Secretary

BILL BLASS INTERNATIONAL, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

WV IP HOLDINGS, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

PT FRANCHISE BRANDS, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

PT FRANCHISING, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

PM FRANCHISE BRANDS, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

PM FRANCHISING, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

MARBLE SLAB FRANCHISE BRANDS, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

MARBLE SLAB FRANCHISING, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

MAGGIEMOO'S FRANCHISE BRANDS, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

MAGGIEMOO'S FRANCHISING, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

GAC FRANCHISE BRANDS, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

GAC FRANCHISING, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

GAC MANUFACTURING, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

GAC SUPPLY, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

SHBX IP HOLDINGS, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

Acknowledged and Agreed:

NEXCEN FRANCHISE MANAGEMENT, INC.

By: ______________________

Name: Sue Nam
Title: Secretary

NEXCEN BRAND MANAGEMENT, INC.

By: ______________________

Name: Sue Nam
Title: Secretary

NB SUPPLY MANAGEMENT CORP.

By: ______________________

Name: Sue Nam
Title: Secretary